SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 2000
                                                 --------------------

                       RAMTRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                    0-17739
                          (Commission File Number)

                                84-0962308
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921 (719) 481-7000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5  -  OTHER EVENTS:

                 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 3, 2000, the Company held its 2000 Annual Meeting of Stockholders (the "Annual Meeting") in Colorado Springs, Colorado. There was no solicitation in opposition to the management's director nominees as listed in the proxy statement, and all such nominees were elected.

At the Annual Meeting, the Company's stockholders elected the following persons as directors of the Company:

     L. David Sikes
     Greg B. Jones
     William G. Howard
     Eric A. Balzer
     Albert J. Hugo-Martinez

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At the Annual Meeting, the Company's stockholders approved an amendment to the
Company's 1995 Stock Option Plan to increase the number of shares available for grant under such plan by 1,200,000 shares to a cumulative total of 3,000,000.

At the Annual Meeting, the Company's stockholders also approved the ratification of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000.

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Form Financial Information - Not Applicable
     (c)  Exhibits - NONE

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ LuAnn D. Hanson
                                              ------------------------------
                                              LuAnn D. Hanson
                                              Chief Financial Officer
Dated October 10, 2000
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